                                                                   EXHIBIT 10.15

                                             COMMERCIAL PORTFOLIO ADMINISTRATION

                      [UNION BANK OF CALIFORNIA LETTERHEAD]

                           WAIVER AND FIRST AMENDMENT
                                TO LOAN AGREEMENT


THIS WAIVER AND FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment"), dated as of March 31, 1997, is made and entered into by and between ViaSat, Inc., a Delaware corporation formerly known as ViaSat, Inc., a California corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A. (successor in interest to Union Bank), a national banking association ("Bank").

                                   RECITALS:

A. Borrower and Bank are parties to that certain Loan Agreement, dated September 15, 1995 (the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower.

B. Borrower and Bank desire to amend the Agreement subject to the terms and conditions of this First Amendment.

                                   AGREEMENT:

In consideration of the above recitals and of the mutual covenants and conditions contained herein, Borrower and Bank agree as follows:

1. Defined Terms. Initially capitalized terms used herein which are not otherwise defined shall have the meanings assigned thereto in the Agreement.

2.       Waivers to the Agreement.

         (a) The Bank hereby waives Section 4.5 (a), for the calendar months ended July 1996 through February 1997, and only for such months, and agrees that such noncompliance shall not constitute an Event of Default under the Loan Agreement or under the Loan Agreement as amended by this First Amendment. The waiver here given is specific to the covenants, and for the calendar months referred to above and shall not operate as a waiver of compliance by the Company with any other covenants set forth by this First Amendment, or with the covenants referred to above for any other calendar month.

         (b) The Bank hereby waives Section 4.5(h), for the fiscal quarters ended September 1996 through December 1996, and only for such months, and agrees that such noncompliance shall not constitute an Event of Default under the Loan Agreement or under the Loan Agreement as amended by this First Amendment. The waiver here given is specific to the covenants, and for the fiscal quarters referred to above and shall not operate as a waiver of compliance by the Company with any other covenants set forth by this First Amendment, or with the covenants referred to above for any other fiscal quarter.

3.       Amendments to the Agreement.

         (a) Section 1 of the Agreement is hereby amended to read as follows:

         SECTION 1. THE LOAN

              1.1.1 THE REVOLVING LOAN. Bank will loan to Borrower an amount not to exceed Six Million Dollars ($6,000,000) outstanding in the aggregate at any one time (the "Revolving Loan"). Borrower may borrow, repay and reborrow all or part of the Revolving Loan in amounts of not less than Ten Thousand Dollars ($10,000) in accordance with the terms of the Revolving Note. All borrowings of the Revolving Loan must be made before September 15, 1998 at which time all unpaid principal and interest of the Revolving Loan shall be due and payable. The Revolving Loan shall be evidenced by a new promissory note (the "Revolving Note") on the standard form used by Bank for commercial loans, as modified by the Addendum attached thereto. Bank shall enter each amount borrowed and repaid in Bank's records and such entries shall be deemed to be the amount of the Revolving Loan outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

              1.1.2 EQUIPMENT LOAN I. Bank previously extended to Borrower a certain fully amortizing term loan ("Equipment Loan I"), which matures on September 15, 1999. The current outstanding principal amount of Equipment Loan I is Nine Hundred Fifty Four Thousand Seven Hundred Twenty One Dollars ($954,721). Equipment Loan I is evidenced by a promissory note ("Equipment Note I") on the standard form used by Bank for commercial loans, as modified by the Addendum attached thereto. In the event of a prepayment of principal and any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity.

              1.1.3 EQUIPMENT LOAN II. Bank previously agreed to loan to Borrower an amount not to exceed Two Million Dollars ($2,000,000) outstanding in the aggregate at any one time ("Equipment Loan II"). Borrower may continue to borrow all or part of Equipment Loan II in amounts of not less than Ten Thousand Dollars ($10,000) in accordance with the terms of Equipment Note II. All borrowings will be limited to an Eighty percent (80%) advance against the purchase price, net of sales tax, delivery, and insurance. All borrowings of Equipment Loan II must be made before September 15, 1997, at which time all unpaid principal under Equipment Loan II shall be converted to a fully amortizing loan for a period of Thirty-six (36) months with a maturity date of September 15, 2000. In the event of a prepayment of principal after such conversion and payment of any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity. Equipment Loan II shall be evidenced by a new promissory note ("Equipment Note II") on the standard form used by Bank for commercial loans, as modified by the Addendum attached thereto. Bank shall enter each amount borrowed and repaid in Bank's records and such entries shall be deemed to be the amount of Equipment Loan II outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

              1.1.4 EQUIPMENT LOAN III. Beginning September 16, 1997 Bank will loan to Borrower an amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) outstanding in the aggregate at any one time ("Equipment Loan III"). Borrower may borrow all or part of Equipment Loan III in amounts of not less than Ten Thousand Dollars ($10,000) in accordance with the terms of Equipment Note III. All borrowings will be limited to an Eighty percent (80%) advance against the purchase price, net of sales tax, delivery, and insurance. All borrowings of Equipment Loan III must be made before September 15, 1998, at which time all unpaid principal under Equipment Loan III shall be converted to a fully amortizing loan for a period of Thirty-six (36) months with a maturity date of September 15, 2001. In the event of a prepayment of principal after such conversion and payment of any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity. Equipment Loan III shall be evidenced by a promissory note ("Equipment
Note III") on the standard form used by Bank for commercial loans, as modified by the Addendum attached thereto. Bank shall enter each amount borrowed and repaid in Bank's records and such entries shall be deemed to be the amount of Equipment Loan III outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

         1.2      TERMINOLOGY.

                  As used herein the word "Loan" shall mean, collectively, all the credit facilities described above.

                  As used herein the word "Note" shall mean, collectively, all the promissory notes described above.

                  As used herein, the words "Loan Documents" shall mean all documents executed in connection with this Agreement.

         1.3 BORROWING BASE. Borrower will not be subject to a borrowing base so long as the principal amount outstanding under the Revolving Loan does not exceed Two Million Dollars ($2,000,000). Notwithstanding any other provision of this Agreement, Bank shall not be obligated to advance funds under the Revolving Loan in a principal amount in excess of Two Million Dollars ($2,000,000) if the total outstanding principal amount of Borrower's obligations to Bank under the Revolving Loan exceeds, or after giving effect to the requested advance would exceed, the sum of (a) eighty percent (80%) of Borrower's Eligible Billed Accounts, and (b) fifty percent (50%) of Borrower's Eligible Inventory; provided, however, that loan availability based upon Eligible Inventory shall in no event exceed Two Million Dollars ($2,000,000) at any one time. If at any time Borrower's obligations to Bank under the above facilities exceed the sum so permitted, Borrower shall immediately repay to Bank such excess.

         1.3.1 ELIGIBLE BILLED ACCOUNTS. The term "Billed Accounts" means all presently existing and hereafter arising accounts receivable, contract rights, chattel paper, and all other forms of obligations owing to Borrower, payable in United States Dollars, arising out of the sale or lease of goods, or the rendition of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books and records relating to any of the foregoing.

         The term "Eligible Billed Accounts" means those Billed Accounts, net of finance charges, which are due and payable within Ninety (90) days, or less, from the date of the invoice, have been validly assigned to Bank and strictly comply with all of Borrower's warranties and representations to Bank, but Eligible Billed Accounts shall not include the following:

                  (a) Any Billed Account with respect to which the account debtor is an officer, shareholder, director, employee or agent of Borrower;

                  (b) Any Billed Account with respect to which the account debtor is a subsidiary of, related to, or affiliated or has common officers or directors with Borrower;

                  (c) Any Billed Account relating to goods placed on consignment, guaranteed sale or other terms by reason of which the payment by the account debtor may be conditional;

                  (d) Any Billed Account with respect to which the account debtor is not a resident of the United States or Canada;

                  (e)      Intentionally deleted;

                  (f) Any Billed Account with respect to which Borrower is or may become liable to the account debtor for goods sold or services rendered by the account debtor to Borrower;

                  (g) Any Billed Account with respect to which there is asserted a defense, counterclaim, discount or setoff, whether well-founded or otherwise, except for those discounts, allowances and returns arising in the ordinary course of Borrower's business;

                  (h) Any Billed Account with respect to which the account debtor becomes insolvent, fails to pay its debts as they mature or goes out of business or is owed by an account debtor which has become the subject of a proceeding under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with all or substantially all of its creditors;

                  (i) Any Account owed by any account debtor with respect to which twenty-five percent (25%) or more of the aggregate dollar amount of its Accounts are not paid within ninety (90) days from the due date of the invoice;

                  (j) Any Billed Account that is not paid by the account debtor within ninety (90) days of date of invoice;

                  (k)      Intentionally deleted; and

                  (1)      Intentionally deleted.

         1.3.2 ELIGIBLE INVENTORY. The term "Eligible Inventory" means that portion of Borrower's inventory of raw materials and finished goods consisting of Borrower's main lines of business products, which is (a) owned by Borrower, free and clear of all liens or encumbrances except those in favor of Bank, (b) held for sale or lease by Borrower and normally and currently saleable in the ordinary course of Borrower's business, (c) of good and merchantable quality, free from defects, (d) located only at locations of which Bank is notified in writing, and (e) as to which Bank has been able to perfect and maintain perfected a first priority security interest. Eligible inventory does not include any of the following: work in process, spare parts, returned items, damaged, defective or recalled items, items unfit for further processing, obsolete or unmerchantable items, items used as salesperson's samples or demonstrators, inventory held in stock more than twelve (12) months.

         1.4 PURPOSE OF LOAN. The proceeds of the Revolving Loan shall be used for general working capital purposes and the proceeds of Equipment Loans I, II and III shall be used only for purchases of equipment, machinery, and software directly related to Borrower's main lines of business.

         1.5.1 REVOLVING LOAN INTEREST. The unpaid principal balance of the Revolving Loan shall bear interest at the rate or rates provided in the Revolving Note and selected by Borrower. The Revolving Loan may be prepaid in full or in part only in accordance with the terms of the Revolving Note and any such prepayment shall be subject to the prepayment fee provided for therein.

         1.5.2 EQUIPMENT LOANS I, II AND III INTEREST. The unpaid principal balance of Equipment Loans I, II and III shall bear interest at the rate or rates provided in Equipment Notes I, II and III respectively, and selected by Borrower. Equipment Loans I, II and III may be prepaid in full or in part only in accordance with the terms of Equipment Notes I, II, and III, respectively, and any such prepayment shall be subject to the prepayment fee provided for therein.

         1.6 UNUSED COMMITMENT FEE. On the last calendar day of the third month following the execution of this Agreement and on the last calendar day of each three-month period thereafter until September 15, 1998, or the earlier termination of the Loan, Borrower shall pay to Bank a fee of nine one-hundredths percent (0.09%) per year on the average unused portion of the Revolving Loan for the preceding quarter computed on the basis of actual days elapsed of a year of 360 days.

         1.7 EQUIPMENT LOAN I, II AND III COMMITMENT FEE. Borrower shall pay a commitment fee of Two Thousand Dollars ($2,000) on September 15th of each year for so long as any portion of Equipment Loan I, II or III is outstanding. No portion of this fee shall be reimbursable.

         1.8 BALANCES. Borrower shall maintain its major depository accounts with Bank until the Note and all sums payable pursuant to this Agreement have been paid in full.

         1.9 DISBURSEMENT. Upon execution hereof, Bank shall disburse the proceeds of the Loan as provided in Bank's standard form Authorization executed by Borrower.

         1.10 SECURITY. Prior to any disbursement of the Loan, Borrower shall have executed a security agreement, on Bank's standard form, and a financing statement, suitable for filing in the office of the Secretary of State of the State of California and any other state designated by Bank, granting to Bank a first priority security interest in such of Borrower's property as is described in said security agreement. Exceptions to Bank's first priority, if any, are permitted only as otherwise provided in this Agreement. At Bank's request, Borrower will also obtain executed landlord's and mortgagee's waivers on Bank's form covering all of Borrower's property located on leased or encumbered real property.

         1.11 CONTROLLING DOCUMENT. In the event of any inconsistency between the terms of this Agreement and any Note or any of the other Loan Documents, the terms of such Note or other Loan Document will prevail over the terms of this Agreement.

         (b) Section 2.6 of the Agreement is hereby amended to read as follows:

         2.6 ACCOUNTS RECEIVABLE AND INVENTORY CERTIFICATION. Prior to any advance under the Revolving Loan which would cause the total amount of the Revolving Loan to exceed Two Million Dollars ($2,000,000), the Borrower shall have delivered to the Bank its monthly accounts receivable aging schedule along with a Compliance Certificate and Borrowing Base Certificate in the form of Exhibit D and E, respectively, executed by Borrower's chief financial officer or other duly authorized officer of the Borrower. The Borrowing Base Certificate shall accurately report Borrower's accounts receivable, Eligible Billed Accounts, inventory and Eligible Inventory as of the end of the calendar month preceding the month most recently ended.

         (c) Section 4.5 (a) of the Agreement is hereby deleted in its entirety.

         (d) Section 4.5 (l), line 2 of the Agreement is hereby amended by deleting the amount "One Million Dollars ($1,000,000)" and by substituting in lieu thereof the amount "Two Million Dollars ($2,000,000)."

         (e) Section 4.6 of the Agreement is hereby amended to read as follows:

                  4.6 TANGIBLE NET WORTH. Beginning with the fiscal quarter of Borrower ended March 31, 1997, Borrower will at all times maintain Tangible Net Worth of not less than Twenty One Million Four Hundred Fifty-Nine Thousand Five Hundred Dollars ($21,459,500). Thereafter, Borrower will at all times maintain a minimum Tangible Net Worth that increases from said amount as of the end of each fiscal quarter of Borrower by Seventy percent (70%) of Borrower's cumulative net profit after taxes (without reduction, however, for after tax net losses sustained by Borrower for any such fiscal quarter), plus One Hundred percent (100%) of any equity infusions made on or after March 31, 1997. "Tangible Net Worth" shall mean net worth increased by indebtedness of Borrower subordinated to Bank and decreased by patents, licenses, trademarks, trade names, goodwill and other similar intangible assets, organizational expenses, and monies due from affiliates (including officers, shareholders and directors).

         (f) Section 4.7 of the Agreement is hereby amended to read as follows:

                  4.7 DEBT TO TANGIBLE NET WORTH. Beginning with the fiscal quarter of Borrower ended December 31, 1996, Borrower will at all times maintain a ratio of Total Debt ("Total Debt" shall mean all of Borrower's liabilities with the exception of cash advances from customers) to Tangible Net Worth of not greater than 1.5:1.0.

         (g) Section 4.8 of the Agreement is hereby amended to read as follows:

                  4.8 PROFITABILITY. Borrower will maintain a net profit, after provision for income taxes, of a positive amount as reported at fiscal year end.

4. EFFECTIVENESS OF THE FIRST AMENDMENT. This First Amendment shall become effective when, and only when, Bank shall have received all of the following, in form and substance satisfactory to Bank:

         (a) This First Amendment, duly executed by Borrower;

         (b) The replacement Revolving Note, and the replacement Equipment Note II, duly executed by Borrower; and,

         (c) Such other documents, instruments or agreements as Bank may reasonably deem necessary.

5. RATIFICATION. Except as specifically amended hereinabove, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

         (a) Each of the representations and warranties contained in the Agreement, as the same have been amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein;

         (b) The execution, delivery and performance of the First Amendment and any other instruments or documents in connection herewith are within Borrower's power, have been duly authorized, are legal, valid and binding obligations of Borrower, and are not in conflict with the terms of any charter, bylaw, or other organizational papers of Borrower or with any law, indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected;

         (c) No event has occurred and is continuing or would result from this First Amendment which constitutes or would constitute an Event of Default under the Agreement.

7. GOVERNING LAW. This First Amendment and all other instruments or documents in connection herewith shall be governed by and construed according to the laws of the State of California.

8. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

WITNESS the due execution hereof as of the date first above written.

VIASAT, INC.                                  UNION BANK OF CALIFORNIA, N.A.

By: /s/ [ILLEGIBLE]                           By: /s/ [ILLEGIBLE]
   --------------------------                    --------------------------


Title: Vice President                         Title: Vice President
     ------------------------                      ------------------------

By:                                           By: /s/ [ILLEGIBLE]
   --------------------------                    --------------------------


Title:                                        Title: Vice President
     ------------------------                      ------------------------

                                   EXHIBIT "D"

                             COMPLIANCE CERTIFICATE

Enclosed please find ViaSat Inc. most recent financial statements for the period
ending          .

Enclosed is my calculation of the financial covenants agreed upon in the Loan and Security Agreement with Union Bank of California dated September 15, 1995 which may be amended from time to time thereafter.

SECTION 4.6 TANGIBLE NET WORTH

Beginning with the fiscal quarter of Borrower ended March 31, 1997, Borrower will at all times maintain Tangible Net Worth of not less than Twenty One Million Four Hundred Fifty-Nine Thousand Five Hundred Dollars ($21,459,500). Thereafter, Borrower will at all times maintain a minimum Tangible Net Worth that increases from said amount as of the end of each fiscal quarter of Borrower by seventy percent (70%) of Borrower's cumulative net profit after taxes (without reduction, however, for after tax net losses sustained by Borrower for any such fiscal year), plus One Hundred percent (100%) of any equity infusions made on or after March 31, 1997. "Tangible Net Worth" shall mean net worth increased by indebtedness of Borrower subordinated to Bank and decreased by patents, licenses, trademarks, trade names, goodwill and other similar intangible assets, organizational expenses, and monies due from affiliates (including officers, shareholders and directors).



        -------------------------------------------------------
        Equity per Balance Sheet
        -------------------------------------------------------
        Plus:   Subordinated Debt
        -------------------------------------------------------
        Minus:  Intangibles
        -------------------------------------------------------
        Tangible Net Worth
        -------------------------------------------------------
        Covenant
        -------------------------------------------------------
        Compliance
        -------------------------------------------------------


                                                      TNW Covenant Calculation

                                       03/31/97     06/30/97     09/30/97     12/31/97      03/31/98     06/30/98   09/30/98
        --------------------------------------------------------------------------------------------------------------------
        Beginning TNW Covenant                    $21,459,500
        --------------------------------------------------------------------------------------------------------------------
        Plus: 70% NPAT
        --------------------------------------------------------------------------------------------------------------------
        Plus:   100% Equity Infusions
        --------------------------------------------------------------------------------------------------------------------
        Ending TNW Covenant               $21,459,500
        --------------------------------------------------------------------------------------------------------------------

SECTION 4.7 DEBT TO TANGIBLE NET WORTH (TNW)

Beginning with the fiscal quarter of Borrower ended December 31, 1996, Borrower will at all times maintain a ratio of Total Debt ("Total Debt" shall mean all of Borrower's liabilities with the exception of cash advances from customers) to Tangible Net Worth of not greater than 1.5:1.0.


                            Total Debt
                            ----------------------------------------------
                            Minus:    Subordinated Debt
                            ----------------------------------------------
                            Minus:    Cash Advances from
                            Customers
                            ----------------------------------------------
                            Subtotal
                            ----------------------------------------------
                            Divided by: TNW
                            ----------------------------------------------
                            Equals: Debt to TNW
                            ----------------------------------------------
                            Covenant
                            ----------------------------------------------
                            Compliance
                            ----------------------------------------------

SECTION 4.8 PROFITABILITY

Borrower will maintain a ratio of Cash Flow to Debt Service of not less than 1.5:1.0. Compliance with this subsection shall be measured as of the end of each fiscal quarter. "Cash Flow" shall mean net profit after taxes to which depreciation, amortization, other non cash expenses, and interest expense are added for the twelve (12) month period immediately preceding the date of calculation. "Debt Service" shall mean the sum of that portion of long-term liabilities and capital leases coming due within twelve (12) months of the date of calculation plus interest expense and dividends for the twelve (12) month period immediately preceding the date of calculation.


                            ----------------------------------------------
                            Net Profit After Taxes
                            ----------------------------------------------
                            Plus: Taxes
                            ----------------------------------------------
                            Plus: Interest
                            ----------------------------------------------
                            Plus:   Depreciation
                            ----------------------------------------------
                            Plus:   Amortization
                            ----------------------------------------------
                            Equals: EBITDA
                            ----------------------------------------------
                            Principal Payments Coming Due in
                            the next 12 months
                            ----------------------------------------------
                            Capital Lease Payments Coming Due
                            in the next 12 months
                            ----------------------------------------------
                            Plus: Interest
                            ----------------------------------------------
                            Plus: Dividends
                            ----------------------------------------------
                            Equals: Debt Service
                            ----------------------------------------------
                            EBITDA to Debt Service Ratio
                            ----------------------------------------------
                            Covenant
                            ----------------------------------------------
                            Compliance
                            ----------------------------------------------


5.9 Capital Expenditures

        Covenant: $4,000,000
        Year to date actual:_______________

Borrower hereby acknowledges and certifies that as of the date indicated on the last page hereof that no event or condition constituting an "Event of Default" or breach of covenant (matured or unmatured) exists unless specified herein.

        Compliance: Yes     No
                   ------      ------

        If no, please provide a detailed explanation in the form of an attachment.

Borrower hereby certifies that the statement and accompanying schedules are complete and accurate and prepared in accordance with generally accepted accounting principles. Borrower hereby reaffirms and restates each of the representations and warranties and covenants contained in the Agreement.


                                           ViaSat, Inc.

                                           _________________________
                                           By

                                           _________________________
                                           Title

                                           _________________________
                                           Date

                                                            DATE:_____________


                                   EXHIBIT "E"
                           BORROWING BASE CERTIFICATE
                                       FOR
                            VIASAT, INC. ("BORROWER")

As defined in and pursuant to that Loan Agreement by and between Borrower and Union Bank of California, N.A. dated September 15, 1995 ("LOAN AGREEMENT") which may be amended from time to time.


Date of aging:
----------------------------------------------------------------------------------------------------------------------------------
1. Total Accounts (A/R)                    $_________________

2. Less Ineligible A/R:

a.) Over 90 Days                           $_________________

b.) Cross Aged________%                    $_________________      6. Inventory:

c.) Concentration________%                 $_________________      a.) Raw Materials                       $_____________

d.) Offcr/Emp/Inter-Co.                    $_________________      b.) Finished Goods                      $_____________

e.) Foreign/Gov't Accts                    $_________________      c.) Less Ineligible Inventory           $_____________

f.) Contra Accts                           $_________________      d.) Eligible Inventory                  $_____________

g.) Insolvent Accts                        $_________________      e.) Inventory Advance Rate               __________%

h.) Consignments/CODs                      $_________________      Inventory Availability

i.) Retentions                             $_________________      Calculation [(a+b-c)*e]                 $_____________

j.) Credit Balances >90                    $_________________

             Total Ineligible A/R          $_________________      g.) Inventory Sublimit                  $_____________

3. Total Eligible A/R (1-2)                $_________________

4. Advance Rate on A/R                      _________%             h.) Funds Available on

5. Funds Available on A/R (3*4)            $                           Inventory (NOT TO EXCEED 6g)        $_____________
==================================================================================================================================
7. Borrowing Base (5+6)                                            $______________________________

8. Loan Balance                                                    $______________________________

9. Outstanding Letters of Credit                                   $______________________________

10. Availability/(OverAdvanced) (7-8-9)                            $______________________________


The undersigned represents and warrants that i.) the foregoing information is true, correct and complete, ii.) that the accompanying accounts receivable aging, accounts payable aging, and inventory report provided in support of this certificate are true, correct and complete, and iii.) Borrower is in compliance with the terms, conditions, warranties, representations and covenants as set forth in the Loan Agreement.



        [SIG] V.P.
---------------------------
Signature of officer, title

This Alternative Dispute Resolution Agreement ("Agreement") is made and entered into as of the 3rd day of April 1997, by and between the undersigned ("Obligor") and Union Bank of California, N.A., ("Bank") (Obligor and Bank herein collectively, the "Parties" and individually, a "Party"). Initially capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings set forth in Paragraph 7 of this Agreement.

1.  CLAIMS SUBJECT TO ARBITRATION OR JUDICIAL REFERENCE.

    (a) Any Claim other than a Claim that arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall, at the written request of any Party, be determined by Arbitration.

    (b) Any Claim that arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall be determined by Arbitration only with the consent of both Parties. If both Parties do not consent to the determination of any such Claim by Arbitration, then such Claim shall, at the written request of any Party, be determined by Reference.

    (c) The determination as to whether or not a Claim arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall be made at the time the arbitrator or referee is selected pursuant to Paragraph 2 of this Agreement.

2. SELECTION OF ARBITRATOR OR REFEREE. Within 30 days after written demand, or within 30 days after commencement by any Party, of any lawsuit subject to this Agreement, the Parties shall select a single neutral arbitrator pursuant to the Commercial Arbitration Rules of the AAA or a single neutral referee pursuant to the Judicial Reference Procedures of the AAA. However, the arbitrator or referee selected must be a retired state or federal court judge with at least five years of judicial experience in civil matters. In the event that the selection pursuant to such Commercial Arbitration Rules or Judicial Reference Procedures does not result in the appointment of a single neutral arbitrator or a single neutral referee within 30 days, any such Party may petition the court to appoint a single neutral arbitrator or single neutral referee with the judicial experience described above. The Parties shall equally bear the fees and expenses of the arbitrator or referee unless the arbitrator or referee otherwise provides in the award or statement of decision.

3.  CONDUCT OF ARBITRATION OR REFERENCE.

    (a) Except as provided in this Agreement, the arbitrator shall have the powers provided under Applicable State Law and the Commercial Arbitration Rules of the AAA, and the referee shall have the powers provided under Applicable State Law and the Judicial Reference Procedures of the AAA.

    (b) The arbitrator or referee shall determine all challenges to the legality or enforceability of this Agreement.

    (c) The arbitrator or referee shall apply the rules of evidence to the same extent as they would be applied in a court of law.

    (d) A Party may not conduct discovery unless the arbitrator or referee grants such Party leave to do so upon a showing of good cause. All discovery shall be completed within 90 days after the appointment of the arbitrator or referee, except upon a showing of good cause by any Party. The arbitrator or referee shall limit discovery to non-privileged material that is relevant to the issues to be determined by the arbitrator or referee.

    (e) The arbitrator or referee shall determine the time of the hearing and shall designate its location based upon the convenience of the arbitrator or referee, the Parties and any witnesses. However, such hearing shall be commenced within 30 days after completion of discovery, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. At least 7 days before the date set for such hearing, the Parties shall exchange copies of exhibits to be offered as evidence, and lists of the witnesses who will testify, at such hearing. Once commenced, the hearing shall proceed day to day until completed, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. Any Party may cause to be prepared, at its expense, a written transcription or electronic recordation of such hearing.

    (f) Subject to the provisions of this Agreement, the arbitrator may award, or the referee may report, a statement of decision providing for any remedy or relief, including without limitation judicial foreclosure, deficiency judgment and equitable relief, and give effect to all legal and equitable defenses, including without limitation, statutes of limitation, the statute of frauds, waiver and estoppel.

    (g) The award of the arbitrator or the statement of decision of the referee shall be supported by written findings of fact and conclusions of law delivered by the arbitrator or referee to the Parties concurrently with such award or statement of decision.

    (h) In the event that punitive damages are permitted under Applicable State Law, the award of the arbitrator or the statement of decision of the referee may provide for recovery of punitive damages provided that the arbitrator or referee first makes written findings of fact that would satisfy the requirements for recovery of punitive damages under Applicable State Law. Any such punitive damages shall not exceed a sum equal to three times the amount of actual damages as determined by the arbitrator or referee.

    (i) The arbitrator shall have the power to award or the referee shall have the power to report a statement of decision providing for reasonable attorneys' fees (including a reasonable allocation for the costs of in-house counsel) and costs to the prevailing party.

    (j) In the event that Applicable State Law provides that publications or communications made in a judicial proceeding are subject to a litigation privilege, such litigation privilege shall apply to the same extent to publications or communications made in the Arbitration or Reference.

4. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Agreement shall limit the right of any Party (a) to exercise self-help remedies including, without limitation, set-off, (b) to foreclose against or sell any collateral, by power of sale or otherwise or (c) to obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Arbitration or Reference. The exercise of, or opposition to, any such remedy does not waive the right of any Party to Arbitration or Reference pursuant to this Agreement.

5. FINAL, BINDING AND NONAPPEALABLE JUDGMENT. Any court of competent jurisdiction shall, upon the petition of any Party, confirm the award of the arbitrator and enter judgment in conformity therewith. Any court of competent jurisdiction shall, upon the filing of the statement of decision of the referee, enter judgment thereon. Any such judgment shall be final, binding and nonappealable.

6. MISCELLANEOUS. In the event that multiple claims are asserted, some of which are found not subject to this Agreement, the Parties agree to stay the proceedings of the claims not subject to this Agreement until all other claims are resolved in accordance with this Agreement. In the event that claims are asserted against multiple parties, some of whom are not subject to this Agreement, the Parties agree to sever the claims subject to this Agreement and resolve them in accordance with this Agreement. In the event that any provision of this Agreement is found to be illegal or unenforceable, the remainder of this Agreement shall remain in full force and effect. In the event of any challenge to the legality or enforceability of this Agreement, the prevailing Party shall be entitled to recover the costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. Applicable State Law shall govern the interpretation of this Agreement. This Agreement fully states all of the terms and conditions of the Parties' agreement regarding the matters mentioned in, or incidental to, this Agreement. This Agreement supersedes all oral negotiations and prior writings concerning the subject matter hereof.

7. DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

    (a) "AAA" shall mean the American Arbitration Association.

    (b) "Applicable State Law" shall mean the law of the state in which this Agreement is executed by Obligor; provided, however, that if any Party seeks (i) to exercise self-help remedies, including without limitation set-off, (ii) to foreclose against or sell any collateral, by power of sale or otherwise or (iii) to obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Arbitration or Reference, the law of the state where such collateral is located shall govern the exercise of or opposition to such rights and remedies.

    (c) "Arbitration" shall mean an arbitration conducted pursuant to this Agreement in accordance with Applicable State Law, and under the Commercial Arbitration Rules of the AAA, as in effect at the time the arbitrator is selected pursuant to paragraph 2 of this Agreement.

    (d) "Claim" shall mean any claim, cause of action, action, dispute or controversy between or among the Parties, including any claim, cause of action, action, dispute or controversy alleged in or subject to a lawsuit between or among the Parties, which arises out of or relates to:

        (i) any of the Subject Documents,

        (ii) any negotiations, correspondence or communications relating to any of the Subject Documents, whether or not incorporated into the Subject Documents or any indebtedness evidenced thereby,

        (iii) the administration or management of the Subject Documents or any indebtedness evidenced thereby or

        (iv) any alleged agreements, promises, representations or transactions in connection therewith, including but not limited to any claim, cause of action, action, dispute or controversy which arises out of or is based upon an alleged tort or other breach of legal duty.

    (e) "Reference" shall mean a judicial reference conducted pursuant to this Agreement in accordance with Applicable State Law and under the Judicial Reference Procedures of the AAA, as in effect at the time the referee is selected pursuant to paragraph 2 of this Agreement.

    (f) "Subject Documents" shall mean any and all documents, instruments and agreements previously, concurrently or hereafter executed by Obligor in favor of Bank, or between Obligor and Bank, which incorporated by reference an alternative dispute resolution agreement or another agreement providing for the resolution of Claims between or among the Parties by arbitration or judicial reference, any and all related documents, instruments and agreements, and any and all extensions, renewals, amendments, substitutions and replacements of any of the foregoing; and "Subject Document" shall mean any one of such Subject Documents.

    WAIVER OF RIGHT TO TRIAL BY JURY. In connection with an Arbitration or Reference, or any other action or proceeding, the Parties hereby expressly, intentionally and deliberately waive any right they may otherwise have to trial by jury of any Claim.

This Agreement is duly executed by the Parties as of the date first written above.

UNION BANK OF CALIFORNIA, N.A.


-------------------------------------------------
DICK PETRIE

TITLE:   VICE PRESIDENT
-------------------------------------------------

VIASAT, INC.
A DELAWARE CORPORATION



By:   [sig]             V.P.
--------------------------------              --------------------------------
                       TITLE

--------------------------------              --------------------------------


--------------------------------              --------------------------------


--------------------------------              --------------------------------


--------------------------------              --------------------------------


--------------------------------              --------------------------------

                                    RECITALS

     A. VIASAT, INC. duly organized and existing under the laws of DELAWARE with its principal place of business at 2290 COSMOS CT., CARLSBAD, CA (the "Business") desires to obtain present or future credit from, grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank"). The Business operates under a fictitious business name, and has filed, published and/or registered the required writing, stating that the Business is doing business as N/A and the writing, a copy of which is attached, is currently in full force and effect.

     B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1. Authorization. Any 1 of the following is/are authorized and directed, in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve: President Vice President.

2. Scope Of Authority. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

          2.1 Incur Indebtedness To Bank. The word "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

          2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other financial undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

          2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all Indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

          2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

          2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time held by Bank.

          2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.

3. Writings. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. Certification. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of the persons designated in paragraph 1 above, and any modification thereof.

5. Ratification/Amendment. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the later(est) shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received at its SAN DIEGO COMMERCIAL BANKING OFFICE a certified copy of a further resolution of the Business amending, rescinding or revoking the Authorization.

6. REQUESTS FOR CREDIT. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business. The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. BUSINESS AS PARTNER/JOINT VENTURER, LLC MEMBER OR MANAGER. Nothing in its organizational documents limits or prohibits the Business from acting as a general or limited partner of a partnership, a member or manager of a limited liability company, or joint venturer of a joint venture. Any Person designated in paragraph 1 of the Authorization is authorized, on behalf of the Business, in its role as a general or limited partner, a member or manager, or a joint venturer, to execute, deliver and endorse all certificates, authorizations and agreements (i) to evidence the Business's role in and responsibilities to and for such partnership, limited liability company or joint venture so that Bank may rely thereon, and (ii) to evidence such partnership's, limited liability company's or joint venture's obligations and liabilities to Bank.

8. NO LIMITATION BY THIS AUTHORIZATION. Nothing contained in this Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.

                    CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the above Authorization is a true copy of the resolution(s) of Viasat, Inc._______________
_______________________________________________________________________________
___________________ a corporation duly organized and existing under the laws of Delaware (the "Business") duly adopted on May 16, 1997 by the Board of Directors of the Business and duly entered in the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and affect.

I also certify that the following are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the Authorization:

President                   Mark D. Dankberg             /s/ MARK D. DANKBERG
---------------------       ---------------------        ---------------------
Corporate Title             Name                         Signature


Vice President              Gregory D. Monahan           /s/ GREGORY D. MONAHAN
---------------------       ---------------------        ---------------------
Corporate Title             Name                         Signature


---------------------       ---------------------        ---------------------
Corporate Title             Name                         Signature

---------------------       ---------------------        ---------------------
Corporate Title             Name                         Signature

I agree to notify Bank in writing of any change in any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of the modified resolution(s) and the genuine specimen signature of any such now officer.


The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive at its San Diego Commercial Banking Office either a certified copy of a further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).

Dated: May 23, 1997                                /s/ [Illegible]
      --------------------------                   --------------------------
                                                   Secretary of Viasat,   Inc.
                                                   --------------------------
                                                   --------------------------
SEAL

(if no seal,
so state)

                                                   /s/ MARK D. DANKBERG
                                                   --------------------------
                                                   --------------------------
                                                   *President of Viasat, Inc.
                                                   --------------------------

                                 REVOLVING LINE

                           [UNION BANK OF CALIFORNIA
                                  LETTERHEAD]
                                 REVOLVING LINE

                                 PROMISSORY NOTE
                                   (BASE RATE)


=================================================================================================================================
Borrower Name VIASAT, INC.
---------------------------------------------------------------------------------------------------------------------------------
Borrower Address 2290 COSMOS CT., CARLSBAD, CA. 92009                           Office 40061    Loan Number 9449886233 0004000000

                                                                                Maturity Date SEPTEMBER 15, 1998     Amount
                                                                                                                    $6,000,000.00
=================================================================================================================================


SAN DIEGO, CALIFORNIA               $6,000,000.00                Date__________

FOR VALUE RECEIVED, on September 15, 1998, the undersigned ("Debtor") promises to pay to the order of Union Bank of California, N.A. ("Bank"), as indicated below, the principal sum of SIX MILLION AND NO/100 Dollars ($6,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. INTEREST PAYMENTS. Debtor shall pay interest on the Fifteenth day of each month (commencing May 15, 1997). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $10,000 shall bear interest at a rate, based on an index selected by Debtor, which is 1.75% per annum in excess of Bank's LIBOR-Rate for the Interest Period selected by Debtor.

     Any Base Interest Rate may not be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

At any time prior to the maturity of this note, subject to the provisions of paragraph 4. below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN DIEGO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

     a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Amounts outstanding under this note bearing interest at a Base Interest Rate may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to the present value of the product of: (i) the difference (but not less then zero) between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

     b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

     c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by any security agreement or other agreement securing this note, at a foreclosure sale held thereunder or through the tender of payment at any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the amount of such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT MAKE THE LOAN TO DEBTOR EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

     INITIALS:
              -----------              -----------

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. "See Addendum "A", consisting of two (2) pages, attached hereto and incorporated herein.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "BASE INTEREST RATE" shall mean a rate of interest based on the LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by Debtor. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in the state identified in paragraph 6, above, and, with respect to the rate of interest based on the LIBOR Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall and on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall and on the next preceding Business Day. "LIBOR RATE" shall mean a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the costs, if any, of reserve requirements. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters as its "Reference Rate." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

VIASAT, INC.

By /s/ ]Illegible]
  -------------------------------

Title Vice President
     ----------------------------

                  ADDENDUM "A" TO PROMISSORY NOTE (BASE RATE),
                   DATED __________________, 1997, EXECUTED BY
             VIASAT, INC. IN FAVOR OF UNION BANK OF CALIFORNIA, N.A.
                      (SUCCESSOR IN INTEREST TO UNION BANK)

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) Debtor shall fail to pay within three
(3) days of the date when due any principal, interest or other payment required under the terms of this note, that certain Loan Agreement between Debtor and Bank, dated as of September 15, 1995, and any amendments, modifications, extensions, supplements or replacements thereof (the "Loan Agreement") or any of the other Loan Documents (as defined in the Loan Agreement); (b) Debtor shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Section 5, or in paragraphs 4.5(i), 4.6, 4.7, 4.8 or 4.9, of the Loan Agreement; (c) Debtor shall fail to observe or perform any other covenant, obligation, condition or agreement contained in the Loan Agreement or the other Loan Documents, and such failure shall continue for twenty (20) days after written notice thereof to Debtor from Bank; (d) any representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of Debtor to Bank in or in connection with this note, the Loan Agreement or any of the other Loan Documents, or as an inducement to Bank to enter into the Loan Agreement and the other Loan Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; (e) Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") shall fail to pay when due any principal or interest payment required under the terms of any bond, debenture, note or other evidence of indebtedness required to be paid by such Obligor (except for payments required hereunder, under the Loan Agreement or under the other Loan Documents) beyond any period of grace provided with respect thereto, or shall default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, the indebtedness evidenced by such bond, debenture, note or other evidence of indebtedness to become due prior to its stated date of maturity; (f) any Obligor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated (or an Obligor who is a natural person shall die), (v) commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such


                                  Page 1 of 2                 Initial__________
relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or
(vi) take any corporate action for the purpose of effecting any of the foregoing; (g) proceedings for the appointment of a receiver, trustee, liquidator or custodian of any Obligor or of all or a substantial part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other similar relief with respect to any Obligor or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and shall not be dismissed or discharged within thirty (30) days of commencement; or (h) a final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) (exclusive of amounts covered by insurance) shall be rendered against any Obligor and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of any Obligor's property and such judgment, writ or similar process shall not be released, stayed, vacated, bonded or otherwise dismissed within twenty (20) days after its issue or levy. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; provided, however, upon the occurrence of a default under (f) or (g), all principal and interest shall automatically become immediately due and payable.



                                                  VIASAT, INC.

                                                  By: /s/ [Illegible]
                                                     ------------------------
                                                  Title: Vice President
                                                        ---------------------

CALIFORNIA                                         AUTHORIZATION
-----------------------------------------------------------------------------------------------------------------------------------
Borrower Name
                           VIASAT, INC.
-----------------------------------------------------------------------------------------------------------------------------------
Borrower Address                                  Office      Loan Number
                                                  40061       9449886233                    0004-00-0-000
                                                  ---------------------------------------------------------------------------------

2290 COSMOS CT.                                   Maturity Date                             Amount

CARLSBAD, CA 92009-1585                               SEPTEMBER 15, 1998                    $6,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------

Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain Note referenced above in the following manner:

     Deposit the proceeds of my/our revolving note into my/our account # 4000142625 from tine to tine and in such amounts as say be requested verbally or in writing. RENEWAL OF OBLIGATION #0004-00-0-000, WHICH MATURES 9/15/97 $ 6,000,000.00











-----------------------------------------------------------------------------------------------------------------------------------
Fees itemized below are payable as follows (check one):

[ ] Charge account #__________________________      [ ] Check enclosed


-----------------------------------------------------------------------------------------------------------------------------------
                                                        TERMS AND CONDITIONS
-----------------------------------------------------------------------------------------------------------------------------------

1.   Bank is authorized to charge account number 4000142625 in the name(s) of ViaSat. INC. for payments of interest (or principal/interest) when due in connection with this Note and all renewals or extensions thereof.

2.   Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization from Borrower(s) to do so, or any one of the Borrowers, if there are joint Borrowers, but not later than SEPTEMBER 15, 1998. The Bank, at its discretion, may elect to extend this date without notice to or acknowledgement by borrower(s). This Authorization and the above mentioned Note will remain in full force and effect until the obligations in connection with this Note have been fulfilled.

3.   Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.

4.   Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the above described Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which results in Bank deeming itself, in good faith insecure.

5.   The borrower(s) authorizes Bank to release information concerning the borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.

Executed on    5/23/97
           ------------------
VIASAT, INC.


By: /s/ [Illegible]          Vice President
    ------------------------------------------------------------           ----------------------------------------------------
                             TITLE



    ------------------------------------------------------------           ----------------------------------------------------

                                 EQUIPMENT LOAN
                                       II


UNION
BANK OF
CALIFORNIA


==================================================================================================================================
Borrower Name VIASAT, INC.
----------------------------------------------------------------------------------------------------------------------------------
Borrower Address                                                 Office 40061            Loan Number 9449886233
2290 COSMOS CT.                                                  -----------------------------------------------------------------
CARLSBAD, CA. 92009                                              Maturity Date SEPTEMBER 15, 2000    Amount  $2,000,000.00
==================================================================================================================================



$2,000,000.00                                                    Date_________


FOR VALUE RECEIVED, on SEPTEMBER 15, 2000, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of TWO MILLION AND NO/100 Dollars ($2,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1.   PAYMENTS.

     PRINCIPAL PAYMENTS. Principal shall be payable in 36 equal consecutive monthly instalments, each instalment in an amount sufficient to fully amortize the principal balance by the final maturity date, beginning OCTOBER 15, 1997, and continuing on the 15th day of each consecutive month. The availability under this note shall be reduced on the same day and in the same amount as each scheduled principal payment.

     INTEREST PAYMENTS. Debtor shall pay interest on the 15th day of each MONTH (commencing MAY 15, 1997). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $10,000 shall bear interest at a rate, based on an index selected by Debtor, which is 2.00% per annum in excess of Bank's LIBOR-Rate for the Interest Period so selected by Debtor.

     Any Base Interest Rate may not be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

     Bank will mail a written communication of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum of 0.35% in excess of the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN DIEGO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

     a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Amounts outstanding under this note bearing interest at a Base Interest Rate may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to the present value of the product of: (i) the difference (but not lass than zero) between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

     b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive. In the event of partial prepayment, such prepayments shall be applied to principal payments in the inverse order of their maturity.

     c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by any security agreement or other agreement securing this note, at a foreclosure sale held thereunder or through the tender of payment at any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the amount of such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT MAKE THE LOAN TO DEBTOR EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

     INITIALS:
               ------------            ------------

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT See Addendum "A", consisting of two (2) pages, attached hereto and incorporated herein.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of

California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "BASE INTEREST RATE" shall mean a rate of interest based on the LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding under a Base interest Rate Loan. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in the state identified in paragraph 6, above, and, with respect to the rate of interest based on the LIBOR-Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean with respect to funds bearing interest at a rate based on the LIBOR-Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR RATE" shall mean a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate election, plus Bank's costs, including the cost, if any, of reserve requirements. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters as its "Reference Rate." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.


VIASAT, INC.

BY /s/ [Illegible]
   -------------------------------

TITLE Vice President
      ----------------------------

                  ADDENDUM "A" TO PROMISSORY NOTE (BASE RATE),
                      DATED __________, 1997, EXECUTED BY
            VIASAT, INC. IN FAVOR OF UNION BANK OF CALIFORNIA, N.A.
                     (SUCCESSOR IN INTEREST TO UNION BANK)

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) Debtor shall fail to pay within three
(3) days of the date when due any principal, interest or other payment required under the terms of this note, that certain Loan Agreement between Debtor and Bank, dated as of September 15, 1995, and any amendments, modifications, extensions, supplements or replacements thereof (the "Loan Agreement") or any of the other Loan Documents (as defined in the Loan Agreement); (b) Debtor shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Section 5, or in paragraphs 4.5(i), 4.6, 4.7, 4.8 or 4.9, of the Loan Agreement; (c) Debtor shall fail to observe or perform any other covenant, obligation, condition or agreement contained in the Loan Agreement or the other Loan Documents, and such failure shall continue for twenty (20) days after written notice thereof to Debtor from Bank; (d) any representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of Debtor to Bank in or in connection with this note, the Loan Agreement or any of the other Loan Documents, or as an inducement to Bank to enter into the Loan Agreement and the other Loan Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; (e) Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") shall fail to pay when due any principal or interest payment required under the terms of any bond, debenture, note or other evidence of indebtedness required to be paid by such Obligor (except for payments required hereunder, under the Loan Agreement or under the other Loan Documents) beyond any period of grace provided with respect thereto, or shall default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, the indebtedness evidenced by such bond, debenture, note or other evidence of indebtedness to become due prior to its stated date of maturity; (f) any Obligor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated (or an Obligor who is a natural person shall die), (v) commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such

                                  Page 1 of 2                 Initial_________
relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or
(vi) take any corporate action for the purpose of effecting any of the foregoing; (g) proceedings for the appointment of a receiver, trustee, liquidator or custodian of any Obligor or of all or a substantial part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other similar relief with respect to any Obligor or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and shall not be dismissed or discharged within thirty (30) days of commencement; or (h) a final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) (exclusive of amounts covered by insurance) shall be rendered against any Obligor and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of any Obligor's property and such judgment, writ or similar process shall not be released, stayed, vacated, bonded or otherwise dismissed within twenty (20) days after its issue or levy. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; provided, however, upon the occurrence of a default under (f) or (g), all principal and interest shall automatically become immediately due and payable.

                                             VIASAT, INC.

                                             By: /s/ [Illegible]
                                                --------------------------
                                             Title: Vice President
                                                   -----------------------

CALIFORNIA                          AUTHORIZATION

---------------------------------------------------------------------------------------------------------------------------------
  Borrower Name
             VIASAT, INC.
---------------------------------------------------------------------------------------------------------------------------------
  Borrower Address                                                Office        Loan Number
                                                                  40061         9449886233                 0005-00-0-000
                                                                  ---------------------------------------------------------------
  2290 COSMOS CT.                                                 Maturity Date                      Amount
  CARLSBAD, CA 92009-1585                                         SEPTEMBER 15, 2000                 $2,000,000.00
---------------------------------------------------------------------------------------------------------------------------------

Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain Note referenced above in the following manner:

     Deposit the proceeds into my/our account # 4000142625 as may be requested verbally or in writing.

     CHANGE IN TERMS OF OBLIGATION #0005-00-0-000                                $ 2,000,000.00

     TOTAL LOAN PROCEEDS:                                                        $ 2,000,000.00

---------------------------------------------------------------------------------------------------------------------------------

Fees itemized below are payable as follows (check one):

[ ] Charge account #________________________________   [ ]  Check enclosed







---------------------------------------------------------------------------------------------------------------------------------
                                                        TERMS AND CONDITIONS
---------------------------------------------------------------------------------------------------------------------------------

1.   Bank is authorized to charge account number 4000142625 in the name(s) of VIASAT, INC. for payments of interest (or principal/interest) when due in connection  with this Note and all renewals or extensions thereof.

2.   Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization from Borrower(s) to do so, or any one of the Borrowers, if there are joint Borrowers, but not later than SEPTEMBER 15, 2000. The Bank, at its discretion, may elect to extend this date without notice to or acknowledgement by the borrower(s). This Authorization and the above mentioned Note will remain in full force and effect until the obligations in connection with this Note have been fulfilled.

3.   Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.

4.   Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the above described Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which results in Bank deeming itself, in good faith insecure.

5.   The borrower(s) authorizes Bank to release information concerning the borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.

Executed on      5/23/97
           ---------------------
VIASAT, INC.

BY: /s/ [ILLEGIBLE]  Vice President
   -------------------------------------------          -----------------------------------------------------------------------

   -------------------------------------------          -----------------------------------------------------------------------
                        TITLE

                                                           EQUIPMENT LOAN
                                                                 III
                                                         EFFECTIVE 9/15/97


UNION
BANK OF
CALIFORNIA

                                 PROMISSORY NOTE
                                   (BASE RATE)

=================================================================================================================================
Borrower Name VIASAT, INC.
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
                                                              Office 40061          Loan Number 9449886233
                                                              -------------------------------------------------------------------
Borrower Address
2290 COSMOS CT.
CARLSBAD, CA. 92009                                           Maturity Date SEPTEMBER 15, 2001             Amount $2.500,000.00
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


$2,500,000.00                                                 Date____________

FOR VALUE RECEIVED, on SEPTEMBER 15, 2001, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($2,500,000,00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1.   PAYMENTS.

     PRINCIPAL PAYMENTS. Principal shall be payable in 36 equal consecutive monthly instalments, each instalment in an amount sufficient to fully amortize the principal balance by the final maturity date, beginning OCTOBER 16, 1998, and continuing on the 16th day of each consecutive month. The availability under this note shall be reduced on the same day and in the same amount as each scheduled principal payment.

     INTEREST PAYMENTS. Debtor shall pay interest on the 16th day of each MONTH (commencing SEPTEMBER 16, 1997). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $10,000 shall bear interest at a rate, based on an index selected by Debtor, which is 2.00% per annum in excess of Bank's LIBOR-Rate for the Interest Period so selected by Debtor.

     Any Base Interest Rate may not be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

     Bank will mail a written communication of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum of 0.35% in excess of the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN DIEGO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

     a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Amounts outstanding under this note bearing interest at a Base Interest Rate may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

     b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive. In the event of partial prepayment, such prepayments shall be applied to principal payments in the inverse order of their maturity.

     c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by any security agreement or other agreement securing this note, at a foreclosure sale held thereunder or through the tender of payment at any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the amount of such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT MAKE THE LOAN TO DEBTOR EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:


     INITIALS: /s/ [INITIALS]
               --------------

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT* See Addendum "A", consisting of two (2) pages, attached hereto and incorporated herein.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of

California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "BASE INTEREST RATE" shall mean a rate of interest based on the LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in the state identified in paragraph 6, above, and, with respect to the rate of interest based on the LIBOR-Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean with respect to funds bearing interest at a rate based on the LIBOR-Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR RATE" shall mean a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate election, plus Bank's costs, including the cost, if any, of reserve requirements. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters as its "Reference Rate." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.


VIASAT, INC.
--------------------------


By    /s/  [ILLEGIBLE]
  ------------------------

Title   Vice President
     ---------------------

                  ADDENDUM "A" TO PROMISSORY NOTE (BASE RATE),
                       DATED__________, 1997, EXECUTED BY
            VIASAT, INC. IN FAVOR OF UNION BANK OF CALIFORNIA, N.A.
                     (SUCCESSOR IN INTEREST TO UNION BANK)

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) Debtor shall fail to pay within three
(3) days of the date when due any principal, interest or other payment required under the terms of this note, that certain Loan Agreement between Debtor and Bank, dated as of September 15, 1995, and any amendments, modifications, extensions, supplements or replacements thereof (the "Loan Agreement") or any of the other Loan Documents (as defined in the Loan Agreement); (b) Debtor shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Section 5, or in paragraphs 4.5(i), 4.6, 4.7, 4.8 or 4.9, of the Loan Agreement; (c) Debtor shall fail to observe or perform any other covenant, obligation, condition or agreement contained in the Loan Agreement or the other Loan Documents, and such failure shall continue for twenty (20) days after written notice thereof to Debtor from Bank; (d) any representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of Debtor to Bank in or in connection with this note, the Loan Agreement or any of the other Loan Documents, or as an inducement to Bank to enter into the Loan Agreement and the other Loan Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; (e) Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") shall fail to pay when due any principal or interest payment required under the terms of any bond, debenture, note or other evidence of indebtedness required to be paid by such Obligor (except for payments required hereunder, under the Loan Agreement or under the other Loan Documents) beyond any period of grace provided with respect thereto, or shall default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, the indebtedness evidenced by such bond, debenture, note or other evidence of indebtedness to become due prior to its stated date of maturity; (f) any Obligor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated (or an Obligor who is a natural person shall die), (v) commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such




                                  Page 1 of 2            Initial /s/ [INITIALS]
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

relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or
(vi) take any corporate action for the purpose of effecting any of the foregoing; (g) proceedings for the appointment of a receiver, trustee, liquidator or custodian of any Obligor or of all or a substantial part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other similar relief with respect to any Obligor or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and shall not be dismissed or discharged within thirty (30) days of commencement; or (h) a final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) (exclusive of amounts covered by insurance) shall be rendered against any Obligor and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of any Obligor's property and such judgment, writ or similar process shall not be released, stayed, vacated, bonded or otherwise dismissed within twenty (20) days after its issue or levy. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; provided, however, upon the occurrence of a default under (f) or (g), all principal and interest shall automatically become immediately due and payable.









                                                   VIASAT, INC.

                                                   BY:
                                                      ---------------------
                                                   TITLE:
                                                         ------------------

CALIFORNIA                          AUTHORIZATION

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  Borrower Name
             VIASAT, INC.
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
  Borrower Address                                                Office        Loan Number
                                                                  40061         9449886233
                                                                  ---------------------------------------------------------------
  2290 COSMOS CT.                                                 Maturity Date                      Amount
  CARLSBAD, CA 92009-1585                                         SEPTEMBER 15, 2001                 $2,500,000.00
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Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain Note referenced above in the following manner:

     Deposit the proceeds into my/our account # 4000142625 as may be requested verbally or in writing.



     TOTAL LOAN PROCEEDS:                                                        $ 2,500,000.00

Fees itemized below are payable as follows (check one):

[ ] Charge account #________________________________   [ ]  Check enclosed







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                                                        TERMS AND CONDITIONS
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1.   Bank is authorized to charge account number 4000142625 in the name(s) of Viasat, Inc. for payments of interest (or principal/interest) when due in connection  with this Note and all renewals or extensions thereof.

2.   Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization from Borrower(s) to do so, or any one of the Borrowers, if there are joint Borrowers, but not later than SEPTEMBER 15, 2000 The Bank, at its discretion, may elect to extend this date without notice to or acknowledgement by the borrower(s). This Authorization and the above mentioned Note will remain in full force and effect until the obligations in connection with this Note have been fulfilled.


3.   Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.

4.   Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the above described Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which results in Bank deeming itself, in good faith insecure.

5.   The borrower(s) authorizes Bank to release information concerning the borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.

Executed on      March 23, 1997
           ---------------------
VIASAT, INC.

BY:                 Vice President
   --------------------------------          --------------------------------
                        TITLE
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